EXHIBIT 10.4

SUBSCRIPTION AGREEMENT

HOMEOWNUSA
112 North Curry Street
Carson City Nevada, 89703

A.    Instructions.

Each person considering subscribing for the Shares should review the following instructions:

Subscription Agreement: Please complete, execute and deliver to the Company the enclosed copy of the Subscription Agreement. The Company will review the materials and, if the subscription is accepted, the Company will execute the Subscription Agreement and return one copy of the materials to you for your records.

The Company shall have the right to accept or reject any subscription, in whole or in part.

An acknowledgment of the acceptance of your subscription will be returned to you promptly after acceptance.

Payment: Payment for the amount of the Shares subscribed for shall be made at the time of delivery of the properly executed Subscription Agreement, or such date as the Company shall specify by written notice to subscribers (unless such period is extended in the sole discretion of the President of the Company), of a check or wire transfer of immediately available funds to the Company at the address set forth below or an escrow account specified by the Company. Such funds shall be held in escrow until the terms of offering are met. The closing of the transactions contemplated hereby (the "Closing") will be held on 90 days from January 30, 2013 or such earlier date specified in such notice (unless the closing date is extended in the sole discretion of the President of the Company by up to an additional 90 days). There is no minimum aggregate amount of Shares which must be sold as a condition precedent to the Closing.

B.    Communications.

All documents and check should be forwarded to:

HOMEOWNUSA
112 North Curry Street
Carson City Nevada, 89703

THE PURCHASE OF SHARES OF HOMEOWNUSA INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

EVERY POTENTIAL INVESTOR PRIOR TO ANY INVESTMENT OR PURCHASE OF HOMEOWNUSA'S SHARES SHOULD READ THE PROSPECTUS RELATING TO THIS OFFERING.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned (the "Subscriber") hereby irrevocably subscribes for that number of Shares set forth below, upon and subject to the terms and conditions set forth in the Corporation's Effective Final Prospectus filed on Form S-11 and dated on or around January 30, 2013.

Total Number of Shares to be Acquired: _____________________________

Amount to be Paid (price of $0.50 per Share): _____________________________

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ________ of ________________________________, 2013.

NAME: (PRINT) as it should appear on the Certificate: __________________________

ADDRESS: ______________________________________________________________________________________________________________________________________________

If Joint Ownership, check one (all parties must sign above):
☐ Joint Tenants with Right of Survivorship
☐ Tenants in Common
☐ Community Property

If Fiduciary or a Business or an Organization, check one:
☐ Trust
☐ Estate
☐ Power of Attorney
Name and Type of Business Organization: ________________________________________

IDENTIFICATION AUTHENTICATION REQUIRED:

Below is my (circle one) Social Security # - Passport# - Drivers License# - Tax
ID# - Other ___________________
# ____________________________________________

SIGNATURE: ___________________________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of HOMEOWNUSA this _______ day of ____________________________, 2013.

By: _________________________________________
       PIETER DU PLOOY